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Exhibit 32.2

GMH COMMUNITIES TRUST

CERTIFICATION REQUIRED BY
RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        I, Dennis J. O'Leary, acting in the capacity of Principal Financial Officer of GMH Communities Trust, a Maryland real estate investment trust (the "Company"), hereby certify that, to my knowledge:

          (1)   The Company's annual report on Form 10-K for the year ended December 31, 2005 (the "Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

*    *    *

/s/ DENNIS J. O'LEARY Dennis J. O'Leary Executive Vice President (Principal Financial Officer)

Date: July 31, 2006

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  Exhibit 32.2
GMH COMMUNITIES TRUST
CERTIFICATION REQUIRED BY RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934